UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017 (June 15, 2017)

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake, Virginia 23320
(Address of principal executive offices) (Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective June 16, 2017, the Board of Directors (the "Board") of Dollar Tree, Inc. (the "Company") amended Article III, Section 3 of its bylaws to include a proxy access bylaw. Under the proxy access bylaw, a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company's outstanding common stock continuously for at least three years, will be able to nominate and include in the Company's proxy materials director nominees which shall not exceed the greater of two directors or 20 percent of the Board (rounded down), provided that the shareholders and nominees have complied with the requirements set forth in the Company's bylaws and applicable law.

The foregoing description of the changes in the Company's bylaws, as amended and restated by the Board, is qualified in its entirety by reference to the full text of such amended and restated bylaws, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareholders was held on June 15, 2017. The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Arnold S. Barron	198,519,633	674,833	93,342	12,490,893
Gregory M. Bridgeford	198,611,597	577,850	98,361	12,490,893
Macon F. Brock, Jr.	197,407,910	1,750,173	129,725	12,490,893
Mary Anne Citrino	196,006,905	3,189,010	91,893	12,490,893
H. Ray Compton	190,505,692	8,688,480	93,636	12,490,893
Conrad M. Hall	198,547,290	647,544	92,974	12,490,893
Lemuel E. Lewis	197,687,628	1,506,626	93,554	12,490,893
Bob Sasser	197,747,185	1,449,459	91,164	12,490,893
Thomas A. Saunders III	188,707,887	10,487,151	92,770	12,490,893
Thomas E. Whiddon	196,449,099	2,741,831	96,878	12,490,893
Carl P. Zeithaml	197,524,710	1,666,541	96,557	12,490,893

2.
The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed on May 5, 2017.

Votes For	191,493,093
Votes Against	6,849,289
Abstain	945,113
Broker Non-Votes	12,491,206

3.
The shareholders approved, on an advisory basis, a one-year frequency of future advisory votes on our Executive Compensation program. The Board has accepted the recommendation of the shareholders and will hold future advisory votes annually.

One year	182,205,829
Two years	128,799
Three years	16,814,499
Abstain	138,368
Broker Non-Votes	12,491,206

4.	The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as Dollar Tree, Inc.’s Independent Registered Public Accounting firm for 2017.

Votes For	209,292,543
Votes Against	2,378,608
Abstain	107,550

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1 Bylaws of Dollar Tree, Inc. (as amended and restated, effective June 16, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 16, 2017	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit     3.1 - Bylaws of Dollar Tree, Inc. (as amended and restated, effective June 16, 2017)